Exhibit 10.3

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (this “Amendment”) is entered into as of August 30,

2022, by and among MONTROSE ENVIRONMENTAL GROUP, INC., a Delaware corporation (the “Parent Borrower”), MONTROSE ENVIRONMENTAL GROUP LTD., a company incorporated under the laws of the Province of British Columbia (the “Canadian Borrower”; and together with the Parent Borrower, each a “Borrower” and collectively the “Borrowers”), the other Loan Parties hereto, the Lenders party hereto, and BANK OF THE WEST (“Administrative Agent”).

RECITALS

Borrower and Administrative Agent are parties to that certain Credit Agreement dated as of April

27, 2021 (as amended, restated, supplemented or otherwise modified from time to time, collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. The following defined terms in Section 1.01 of the Agreement hereby are amended and restated in their entirety as follows:

“Methane Leaks Detected Growth” means with respect to any calendar year, each daily full time equivalent on-site at a client facility performing leak detection and repair surveys, which shall include both EPA Method 21 as well as alternative work practice optical gas imaging work, multiplied by one hundred (100).

“Media Treated Margin Adjustment Amount” means (a) positive 2.5 basis points if the Media Treated Growth for such calendar year as set forth in the Sustainability Report is less than 91 for such calendar year, (b) zero basis points if the Media Treated Growth for such calendar year as set forth in the Sustainability Report is more than or equal to 91 for such calendar year but less than 107 for such calendar year, (c) negative 2.5 basis points if the Media Treated Growth for such calendar year as set forth in the Sustainability Report is more than or equal to 107 for such calendar year.

2. No course of dealing on the part of Administrative Agent, each Lender, or their officers, nor any failure or delay in the exercise of any right by Administrative Agent or any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Administrative Agent’s or any Lender’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Administrative Agent or any Lender thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Administrative Agent and the Required Lenders.

3. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Administrative Agent or any Lender under the Agreement, as in effect prior to the date hereof.

4. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

Exhibit 10.3

5. As a condition to the effectiveness of this Amendment, Administrative Agent shall have received, in form and substance satisfactory to Administrative Agent, the following:

(a) this Amendment, duly executed by the Loan Parties, Administrative

Agent and the Required Lenders;

(b) the payment of all reasonable fees, costs and expenses (including legal fees and expenses) of Administrative Agent and the Lenders incurred through the date of this Amendment; and

(c) such other documents, and completion of such other matters, as Administrative Agent may reasonably deem necessary or appropriate; provided that such request is made by Administrative Agent, in writing, on or prior to the date hereof.

6. Each of Section 11.06 (Successors and Assigns), Section 11.10 (Counterparts; Integration; Effectiveness), Section 11.12 (Severability), Section 11.14 (Governing Law; Jurisdiction; Etc.) and Section 11.15 (Waiver of right to Trial by Jury) of the Credit Agreement hereby are incorporated herein by reference, mutatis mutandis.

7. This Amendment is a Loan Document and all references to a “Loan Document” in the Agreement and the other Loan Documents (including all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

Exhibit 10.3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

PARENT BORROWER:

MONTROSE ENVIRONMENTAL GROUP, INC., a Delaware corporation

By: /s/Allan Dicks

Name: Allan Dicks

Title: Chief Financial Officer

CANADIAN BORROWER:

MONTROSE ENVIRONMENTAL GROUP LTD.,

a company amalgamated under the laws of the Province of British Columbia

By: /s/Allan Dicks

Name: Allan Dicks

Title: Treasurer

LENDERS:

BANK OF THE WEST, as Administrative Agent

By: /s/ Darren Jung

Name: Darren Jung

Title: Vice President

BANK OF THE WEST, as Lender, Swing Line Lender and L/C Issuer Administrative Agent

By: /s/ Brian Dosher

Name: Brian Dosher

Title: Director

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By: /s/ Paul Reutemann

Name: Paul Reutemann

Title: Vice President

BANK OF AMERICA, N.A., as Lender

By: /s/ Jennifer Yan

Name: Jennifer Yan

Title: Senior Vice President

JPMORGAN CHASE BANK N.A., as Lender

By: /s/ Jeff Ameen

Name: Jeff Ameen

Title: Vice President

MUFG UNION BANK N.A., as Lender

By: /s/ Lance Zediker

Name: Lance Zediker

Title: Director